J.P. MORGAN U.S. EQUITY FUNDS

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated January 30, 2025

to the current Summary Prospectuses, Prospectuses and

Statements of Information, as supplemented

A special meeting of the shareholders was held on December 18, 2024, where shareholders and/or their designated proxies approved a proposal to change the Fund from a diversified company to a non-diversified company by eliminating the Fund’s related fundamental investment policy.

As a result, effective February 5, 2025 (the “Effective Date”), the Fund will begin operating as a non-diversified investment company. In connection with this change, as of the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and Statement of Additional Information is modified as noted below:

The following will be added at the end of the second paragraph under “Risk/Return Summary — What are the Fund’s main investment strategies?” and at the end of the second paragraph under the “More About the Funds — Investment Strategies — Growth Advantage Fund”:

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

The “Significant Holding Risk” disclosure will be deleted under “Risk/Return Summary — The Fund’s Main Investment Risks” and the following risk factor will be added to the section:

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of the Fund which invests in more securities.

In addition, “Significant Holding Risk” disclosure in the “More About the Funds — Investment Risks” will no longer be applicable to the Fund and the following risk factor will be added to the risk table and in the section.

Non-Diversified Fund Risk. If a Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in a Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of a Fund’s Shares may also be more volatile than the value of a Fund which invests in more securities.

In addition, in connection with this change, as of the Effective Date, the Fund’s Statement of Additional Information is modified as noted below:

The section titled “Diversification” is hereby deleted in its entirety and replaced by the following:

JPMT I, JPMT II, JPMT IV, JPMMFIT and JPMFMFG are each a registered open-end investment company. All of the Funds except the JPMorgan U.S. GARP Equity Fund and the JPMorgan Growth Advantage Fund intend to meet the diversification requirement of the 1940 Act. The JPMorgan U.S. GARP Equity Fund and the JPMorgan Growth Advantage Fund are “non-diversified” series of the Trusts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES,

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPM-GAFNONDIV-125